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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): MARCH 27, 2003



                             SIBONEY CORPORATION
           (Exact name of registrant as specified in its charter)


      MARYLAND                        1-3952                   73-0629975
   (State or other               (Commission File           (I.R.S. Employer
   jurisdiction of                    Number)                Identification
    organization)                                                Number)


         325 NORTH KIRKWOOD ROAD, SUITE 300
         P.O. BOX 221029
         ST. LOUIS, MISSOURI                                     63122
         (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (314) 822-3163




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ITEM 5.           OTHER EVENTS.

                  On March 27, 2003, the Registrant issued the press release attached hereto as Exhibit 99.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.  See Exhibit Index.
                           --------



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 27, 2003

                                         SIBONEY CORPORATION



                                         By /s/ Rebecca M. Braddock
                                           ------------------------------------
                                           Rebecca M. Braddock
                                           Vice President





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                                EXHIBIT INDEX



Exhibit Number                                          Description
--------------                                          -----------
    99                     Text of Press Release, dated March 27, 2003, issued by Siboney Corporation.
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